UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2013

The Dolan Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33603	43-2004527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 South Ninth Street, Suite 2300 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 317-9420

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 31, 2013, The Dolan Company (the “Company”) and other subsidiary borrowers entered into a sixth amendment (the “Amendment”) to its Third Amended and Restated Credit Agreement, dated as of December 6, 2010, among the Company, its consolidated subsidiaries, the lenders from time to time party thereto, U.S. Bank National Association, as a lender, LC issuer, swing line lender, lead arranger, sole bookrunner, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent (as heretofore amended, the “Credit Agreement”).

Among other changes, the Amendment changes the maturity date of the Credit Agreement from December 6, 2015 to December 31, 2014, reduces the aggregate amount available in the revolving credit facility from $40,000,000 to $39,500,000 after September 30, 2014, increases the applicable interest rate by 1%, requires payment of initial and ongoing fees including a fee of 1% of the total outstanding loan commitment on April 1, July 1, and October 1, 2014, waives the Company’s default with respect to certain financial covenants as of September 30, 2013, adds a new financial covenant related to the senior leverage ratio and makes certain other adjustments to the covenants and restrictions applicable to the Company, limits capital expenditures, and increases the frequency of required prepayments. In addition, the Amendment requires the Company to generate $50,000,000 in cash through one or more liquidity transactions separate from its operating activities, such as a sale of assets or issuance of equity or subordinated debt, by March 31, 2014 (or to have entered into a definitive agreement by March 31, 2014, for a transaction or transactions that will generate $50,000,000 in cash by May 31, 2014) and to use the proceeds from such transaction or transactions to pay down outstanding loans under the Credit Agreement.

The foregoing description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference herein; the Credit Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2010 and is incorporated by reference herein; the First Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on September 30, 2011 and is incorporated by reference herein; the Second Amendment to the Credit Agreement, which was filed as Exhibit 10.49 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and is incorporated by reference herein; the Third Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2012 and is incorporated by reference herein; the Fourth Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on January 22, 2013 and is incorporated by reference herein; and the Fifth Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on July 9, 2013 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibits

10	Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of October 31, 2013, by and among the Company, other subsidiary borrowers, the lenders from time to time party to the Credit Agreement, U.S. Bank National Association, as a lender, LC issuer, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOLAN COMPANY

/s/ Vicki J. Duncomb
Date: November 6, 2013	Name: Vicki J. Duncomb
Its: Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibits

10	Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of October 31, 2013, by and among the Company, other subsidiary borrowers, the lenders from time to time party to the Credit Agreement, U.S. Bank National Association, as a lender, LC issuer, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent.